1. Current Balance Less Than Or Equal To 75k

	Number	Stat	% of Stat
	of	Calc Date	Calc Date		W.A.							% of			% of	% of	% of	% of
	Home Equity	Loan	Loan	W.A.	Remaining	W.A.	W.A.	W.A.	W.A.	% of	% of	Manu.	% of	% of	Town	Full	Limited	Stated
Current Balance Less Than Or Equal To 75k	Loans	Balance	Balance	RATE	Term	FICO	OLTV	OCLTV	DTI	2-4 Family	Condo	Hous.	PUD	SFR	House	Doc	Doc	Doc
1 - 25,000	482	9,549,435.54	5.35	10.683	243	589	29.15	69.54	35.56	0.71%	1.94%	0.44%	8.65%	87.24%	1.02%	93.68%	1.44%	4.88%
25,001 - 50,000	1,824	69,846,097.52	39.12	9.698	291	579	58.95	69.49	34.41	0.66	1.16	1.56	2.7	92.68	1.24	88.94	3.27	7.8
50,001 - 75,000	1,595	99,140,057.74	55.53	8.921	326	583	74.47	76.84	36.25	0.78	2.08	1.86	2.99	90.54	1.75	88.89	4.16	6.95
Total:	3,901	178,535,590.80	100	9.319	308	582	65.98	73.58	35.49	0.73%	1.71%	1.67%	3.18%	91.20%	1.51%	89.16%	3.67%	7.17%

2. Current Balance Greater Than Or Equal To 400k

	Number	Stat	% of Stat
	of	Calc Date	Calc Date		W.A.							% of			% of	% of	% of	% of
	Home Equity	Loan	Loan	W.A.	Remaining	W.A.	W.A.	W.A.	W.A.	% of	% of	Manu.	% of	% of	Town	Full	Limited	Stated
Current Balance Greater Than Or Equal To 400k	Loans	Balance	Balance	RATE	Term	FICO	OLTV	OCLTV	DTI	2-4 Family	Condo	Hous.	PUD	SFR	House	Doc	Doc	Doc
400,000 - 499,999	16	6,979,198.30	56.83	7.352	357	617	82.84	82.84	42.22	0.00%	0.00%	0.00%	26.10%	73.90%	0.00%	94.27%	5.73%	0.00%
500,000 - 599,999	5	2,633,741.69	21.44	6.848	358	611	82.86	82.86	42.18	0	0	0	20.78	79.22	0	79.22	20.78	0
600,000 - 699,999	3	1,949,557.90	15.87	7.331	357	640	73.06	73.06	43.43	0	0	0	31.55	68.45	0	100	0	0
700,000 - 799,999	1	718,900.89	5.85	7.375	357	691	80	80	45.34	0	0	0	0	100	0	100	0	0
Total:	25	12,281,398.78	100	7.242	357	624	81.12	81.12	42.59	0.00%	0.00%	0.00%	24.30%	75.70%	0.00%	92.29%	7.71%	0.00%

3. Non Full Documentation

	Number	Stat	% of Stat
	of	Calc Date	Calc Date		W.A.							% of			% of	% of	% of	% of
	Home Equity	Loan	Loan	W.A.	Remaining	W.A.	W.A.	W.A.	W.A.	% of	% of	Manu.	% of	% of	Town	Full	Limited	Stated
Non Full Documentation	Loans	Balance	Balance	RATE	Term	FICO	OLTV	OCLTV	DTI	2-4 Family	Condo	Hous.	PUD	SFR	House	Doc	Doc	Doc
Limited Documentation	361	45,452,427.48	40.22	8.231	332	611	75.25	76.92	33.08	1.32%	1.90%	0.14%	10.77%	85.17%	0.70%	0.00%	100.00%	0.00%
Stated Documentation	625	67,555,781.99	59.78	8.5	341	603	70.59	70.69	37.23	1.66	3.05	0.07	7.53	86.89	0.8	0	0	100
Total:	986	113,008,209.47	100	8.392	337	606	72.46	73.19	35.56	1.52%	2.58%	0.10%	8.84%	86.20%	0.76%	0.00%	40.22%	59.78%

4. 2nd Lien Position

	Number	Stat	% of Stat
	of	Calc Date	Calc Date		W.A.							% of			% of	% of	% of	% of
	Home Equity	Loan	Loan	W.A.	Remaining	W.A.	W.A.	W.A.	W.A.	% of	% of	Manu.	% of	% of	Town	Full	Limited	Stated
2nd Lien Position	Loans	Balance	Balance	RATE	Term	FICO	OLTV	OCLTV	DTI	2-4 Family	Condo	Hous.	PUD	SFR	House	Doc	Doc	Doc
2	769	24,508,570.59	100	10.772	244	594	19.08	79.97	40.34	1.34%	1.65%	0.07%	11.47%	84.01%	1.46%	93.19%	5.98%	0.83%
Total:	769	24,508,570.59	100	10.772	244	594	19.08	79.97	40.34	1.34%	1.65%	0.07%	11.47%	84.01%	1.46%	93.19%	5.98%	0.83%

5. Credit Score Below 600

	Number	Stat	% of Stat
	of	Calc Date	Calc Date		W.A.							% of			% of	% of	% of	% of
	Home Equity	Loan	Loan	W.A.	Remaining	W.A.	W.A.	W.A.	W.A.	% of	% of	Manu.	% of	% of	Town	Full	Limited	Stated
Credit Score Below 600	Loans	Balance	Balance	RATE	Term	FICO	OLTV	OCLTV	DTI	2-4 Family	Condo	Hous.	PUD	SFR	House	Doc	Doc	Doc
0	28	1,184,233.43	0.29	10.48	315	0	63.95	64.8	34.44	0.00%	0.00%	0.00%	9.08%	90.92%	0.00%	90.71%	2.11%	7.18%
401 - 420	1	32,900.00	0.01	12	359	403	70	70	27.36	0	0	0	0	100	0	100	0	0
421 - 440	13	1,203,572.92	0.3	10.429	358	434	67.61	67.61	38.52	0	16.74	0	6.54	65.5	11.22	90.15	0	9.85
441 - 460	42	3,094,110.35	0.77	10.523	343	453	65.86	65.86	37.87	0	10.21	0	7.01	82.77	0	93.44	0	6.56
461 - 480	115	8,302,443.54	2.05	10.297	346	472	65.04	65.24	38.6	0.45	0	0	5.78	93.77	0	94.79	0.54	4.67
481 - 500	233	17,047,907.44	4.22	10.184	347	490	65.99	66.77	38.16	0	2.64	0.24	3.83	92.77	0.52	89.63	4.23	6.14
501 - 520	643	53,677,297.20	13.28	9.708	344	511	75.31	76.78	39.51	0	0.91	0.81	6.74	89.96	1.57	91.68	2.33	5.99
521 - 540	950	87,559,093.91	21.67	9.2	344	532	77.51	79.09	39.64	0.78	2.64	0.76	5.07	88.67	2.08	89.15	5.29	5.56
541 - 560	897	81,012,114.17	20.05	9.045	342	551	77.32	79.37	38.19	0.34	2.45	0.8	8.33	87.01	1.08	86.72	5.55	7.73
561 - 580	806	74,501,645.84	18.44	8.526	337	571	77.68	79.97	38.74	0.63	3.33	0.88	6.24	87.76	1.16	84.29	4.48	11.23
581 - 600	816	76,512,700.18	18.93	8.261	337	590	77.79	79.99	39.04	1.73	2.96	0.57	7.18	86.17	1.39	85.33	5.32	9.35
Total:	4,544	404,128,018.98	100	9.016	341	547	76.36	78.19	38.93	0.69%	2.60%	0.71%	6.55%	88.04%	1.41%	87.56%	4.60%	7.85%

6. Combined Original LTV Greater Than 80%

	Number	Stat	% of Stat
	of	Calc Date	Calc Date		W.A.							% of			% of	% of	% of	% of
	Home Equity	Loan	Loan	W.A.	Remaining	W.A.	W.A.	W.A.	W.A.	% of	% of	Manu.	% of	% of	Town	Full	Limited	Stated
Combined Original LTV Greater Than 80%	Loans	Balance	Balance	RATE	Term	FICO	OLTV	OCLTV	DTI	2-4 Family	Condo	Hous.	PUD	SFR	House	Doc	Doc	Doc
80.01 - 85.00	1,069	108,947,784.88	32.49	8.41	341	582	81.3	83.62	39.11	0.79%	3.33%	0.80%	5.39%	88.67%	1.02%	84.55%	7.46%	7.99%
85.01 - 90.00	1,564	176,214,057.47	52.55	8.241	348	592	87.89	88.91	40.55	0	1.95	0.18	9.61	87.31	0.96	95.11	4.24	0.65
90.01 - 95.00	324	40,392,780.08	12.05	7.837	349	589	90.75	92.12	41.39	0	1.37	0	9.03	88.27	1.33	94.94	5.06	0
95.01 - 100.00	232	9,772,313.68	2.91	9.558	292	638	59.24	99.92	42.67	0	0.44	0	15.73	83.82	0	96.84	1.56	1.6
Total:	3,189	335,326,936.11	100	8.285	344	590	85.26	87.9	40.24	0.26%	2.28%	0.35%	8.35%	87.77%	0.99%	91.71%	5.31%	2.99%

7. Coupon Rates Greater Than 10%

	Number	Stat	% of Stat
	of	Calc Date	Calc Date		W.A.							% of			% of	% of	% of	% of
	Home Equity	Loan	Loan	W.A.	Remaining	W.A.	W.A.	W.A.	W.A.	% of	% of	Manu.	% of	% of	Town	Full	Limited	Stated
Coupon Rates Greater Than 10%	Loans	Balance	Balance	RATE	Term	FICO	OLTV	OCLTV	DTI	2-4 Family	Condo	Hous.	PUD	SFR	House	Doc	Doc	Doc
10.001 - 10.500	423	26,960,456.20	28	10.337	324	544	70.38	75.89	38.5	1.77%	1.50%	0.62%	4.04%	91.70%	0.38%	85.82%	5.04%	9.15%
10.501 - 11.000	570	32,754,790.49	34.01	10.832	322	546	65.81	73.77	37.76	0.81	3.02	0.83	6.25	88.01	1.08	83.97	6.33	9.7
11.001 - 11.500	230	12,731,888.73	13.22	11.291	324	536	62.62	72.1	38.04	0.75	0.81	1.13	5.23	91.07	1	89.44	5.16	5.4
11.501 - 12.000	296	13,270,514.32	13.78	11.837	319	536	55.45	71.58	37.6	1.13	1.13	0.48	5.53	90.31	1.42	91.68	2.59	5.73
12.001 - 12.500	165	7,640,611.37	7.93	12.259	313	536	52.47	69.32	36.88	0.23	0.58	0.22	10.92	88.05	0	88.58	4.45	6.98
12.501 - 13.000	63	2,052,654.69	2.13	12.845	268	572	28.59	81.43	40.53	0	2.57	0	8.7	88.18	0.55	93.33	6.67	0
13.001 - 13.500	18	458,039.63	0.48	13.3	260	576	27.27	77.97	40.15	6	5.42	0	5.46	79.31	3.81	72.07	0	27.93
13.501 - 14.000	13	343,932.72	0.36	13.832	261	569	25.54	79.82	38.51	0	0	0	0	100	0	86.3	0	13.7
14.001 - 14.500	2	84,687.44	0.09	14.263	276	546	12.47	83.44	38.45	0	0	0	0	100	0	100	0	0
Total:	1,780	96,297,575.59	100	11.074	320	542	63.01	73.7	37.99	1.07%	1.84%	0.69%	5.79%	89.78%	0.83%	86.80%	5.10%	8.10%

8. Credit Grade B-, C and Below

	Number	Stat	% of Stat
	of	Calc Date	Calc Date		W.A.							% of			% of	% of	% of	% of
	Home Equity	Loan	Loan	W.A.	Remaining	W.A.	W.A.	W.A.	W.A.	% of	% of	Manu.	% of	% of	Town	Full	Limited	Stated
Credit Grade B-, C and Below	Loans	Balance	Balance	RATE	Term	FICO	OLTV	OCLTV	DTI	2-4 Family	Condo	Hous.	PUD	SFR	House	Doc	Doc	Doc
C1	742	55,228,718.78	62.48	9.915	346	526	69.82	70.5	37.83	0.25%	2.55%	0.07%	5.75%	90.75%	0.63%	89.23%	4.40%	6.37%
C2	326	26,396,076.02	29.86	10.363	352	528	68.38	68.45	38.7	0.82	2.41	0	5.64	89.94	1.19	99.2	0.28	0.52
D	84	6,768,943.36	7.66	11.533	346	511	63.79	63.79	38.3	0	0	0	9.84	88.16	1.99	100	0	0
Total:	1,152	88,393,738.16	100	10.173	348	525	68.93	69.37	38.13	0.40%	2.32%	0.05%	6.03%	90.31%	0.90%	93.03%	2.83%	4.14%

9. Gross Margin Greater Than 10%

	Number	Stat	% of Stat
	of	Calc Date	Calc Date		W.A.							% of			% of	% of	% of	% of
	Home Equity	Loan	Loan	W.A.	Remaining	W.A.	W.A.	W.A.	W.A.	% of	% of	Manu.	% of	% of	Town	Full	Limited	Stated
Gross Margin Greater Than 10%	Loans	Balance	Balance	RATE	Term	FICO	OLTV	OCLTV	DTI	2-4 Family	Condo	Hous.	PUD	SFR	House	Doc	Doc	Doc
10.001 - 10.500	335	29,712,129.97	48	10.019	357	534	76.88	76.88	38.51	1.46%	2.75%	1.00%	4.75%	89.74%	0.30%	84.06%	7.03%	8.92%
10.501 - 11.000	242	16,784,227.88	27.12	10.576	357	532	74.21	74.21	36.94	0.31	1.49	0.68	2.65	93.75	1.12	81.79	4.89	13.32
11.001 - 11.500	139	11,259,547.19	18.19	10.986	357	531	73.01	73.01	39.16	0	6.8	1.01	8.03	83.35	0.81	85.63	5.36	9.02
11.501 - 12.000	34	3,740,627.36	6.04	11.434	357	534	78.54	78.54	37.48	2.57	0	1.71	6.62	89.11	0	82.25	4.02	13.74
12.001 - 12.500	2	300,488.96	0.49	11.476	358	523	70.32	70.32	48.69	12.81	0	0	0	87.19	0	100	0	0
12.501 - 13.000	1	54,929.89	0.09	13.45	350	536	52.38	52.38	44.68	0	0	0	0	100	0	0	0	100
13.501 - 14.000	1	47,125.00	0.08	13.65	359	588	65	65	44.16	0	0	0	0	100	0	0	0	100
Total:	754	61,899,076.25	100	10.444	357	533	75.49	75.49	38.2	1.00%	2.96%	0.95%	4.86%	89.63%	0.59%	83.56%	5.91%	10.53%

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